UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

AMENDED

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2005

ROANOKE ELECTRIC STEEL CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	0-2389	54-0585263
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

102 Westside Boulevard, NW Roanoke, Virginia	24017
(Address of principal executive offices)	(Zip Code)

(540) 342-1831

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-12(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On October 24, 2005, Roanoke Electric Steel Corporation (the “Company”) filed a Current Report on Form 8-K (the “October 24th Form 8-K”) to report, among other things, the entry by the Company into material definitive agreements under Item 1.01, and filed those agreements as exhibits. It has come to the Company’s attention that it omitted one of the exhibits referenced in the exhibit index to the October 24th Form 8-K. The Company is amending the October 24th Form 8-K to include the omitted exhibit. Except for the inclusion of this exhibit, the October 24th Form 8-K remains unchanged.

Item 9.01. Financial Statements and Exhibits

    (d) Exhibits. The exhibits listed on the accompanying Index to Exhibits immediately following the signature page are filed as part of, and incorporated into, this report.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROANOKE ELECTRIC STEEL CORPORATION

By:	/s/ Donald G. Smith
Donald G. Smith
Chairman and Chief Executive Officer

Dated: January 11, 2006

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EXHIBIT INDEX

Exhibit No.	Description of Exhibit
10.3	Amendment to Executive Employment Continuity Agreement dated as of October 17, 2005, by and between Roanoke Electric Steel Corporation and Mark G. Meikle (FILED HEREWITH)

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